Exhibit 99.3

Designated Filer:	Warburg Pincus Warburg Pincus Private Equity X O&G, L.P.
Issuer & Ticker Symbol:	Laredo Petroleum Holdings, Inc. [LPI]
Date of Event Requiring Statement:	June 25, 2013

Joint Filers’ Signatures

WARBURG PINCUS PRIVATE EQUITY X O&G, L.P.
By:	Warburg Pincus X, L.P., its General Partner
By: Warburg Pincus X LLC, its General Partner
By: Warburg Pincus Partners LLC, its Sole Member
By: Warburg Pincus & Co., its Managing Member

By:	/s/ Scott A. Arenare	Date:	June 26, 2013
Name: Scott A. Arenare
Title: Scott A. Arenare, Attorney-in-Fact*

WARBURG PINCUS X PARTNERS, L.P.
By:	Warburg Pincus X, L.P., its General Partner
By: Warburg Pincus X LLC, its General Partner
By: Warburg Pincus Partners LLC, its Sole Member
By: Warburg Pincus & Co., its Managing Member

By:	/s/ Scott A. Arenare	Date:	June 26, 2013
Name: Scott A. Arenare
Title: Scott A. Arenare, Attorney-in-Fact*

WARBURG PINCUS X, L.P.
By:	Warburg Pincus X LLC, its General Partner
By: Warburg Pincus Partners LLC, its Sole Member
By: Warburg Pincus & Co., its Managing Member

By:	/s/ Scott A. Arenare	Date:	June 26, 2013
Name: Scott A. Arenare
Title: Scott A. Arenare, Attorney-in-Fact*

WARBURG PINCUS X LLC
By:	Warburg Pincus Partners LLC, its Sole Member
By: Warburg Pincus & Co., its Managing Member

By:	/s/ Scott A. Arenare	Date:	June 26, 2013
Name: Scott A. Arenare
Title: Scott A. Arenare, Attorney-in-Fact*

WARBURG PINCUS PARTNERS LLC
By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Scott A. Arenare	Date:	June 26, 2013
Name: Scott A. Arenare
Title: Scott A. Arenare, Attorney-in-Fact*

WARBURG PINCUS LLC

By:	/s/ Scott A. Arenare	Date:	June 26, 2013
Name: Scott A. Arenare
Title: Managing Director

WARBURG PINCUS & CO.

By:	/s/ Scott A. Arenare	Date:	June 26, 2013
Name: Scott A. Arenare
Title: Scott A. Arenare, Attorney-in-Fact*

CHARLES R. KAYE

By:	/s/ Scott A. Arenare	Date:	June 26, 2013
Name: Charles R. Kaye
By: Scott A. Arenare, Attorney-in-Fact*

JOSEPH P. LANDY

By:	/s/ Scott A. Arenare	Date:	June 26, 2013
Name: Joseph P. Landy
By: Scott A. Arenare, Attorney-in-Fact*

* The Power of Attorney given by each of Warburg Pincus & Co., Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities & Exchange Commission on January 15, 2013 as an exhibit to a statement on Schedule 13D/A filed by Warburg Pincus Private Equity X, L.P. with respect to Talon Therapeutics, Inc. and is hereby incorporated by reference.